SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 10, 2001

               Residential Asset Securities Corporation (as company under a Pooling and Servicing Agreement dated as of June 1, 2001 providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2001-KS2)

                    Residential Asset Securities Corporation
   ---------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Delaware               333-52088              75-2006294
  ============================ ================= ===========================
       (STATE OR OTHER           (COMMISSION          (I.R.S. EMPLOYER
       JURISDICTION OF           FILE NUMBER)       IDENTIFICATION NO.)
        INCORPORATION)


          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
   ---------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



        Registrant's telephone number, including area code (612) 832-7000


   ---------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         EXHIBIT INDEX LOCATED ON PAGE 2

               Items 1 through 6 and Item 8 are not included because they are not applicable.

      Item 7.Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                         Sequentially
                                                             Numbered
Exhibit                                                       Exhibit
Number                                                           Page

10.1 Pooling and Servicing Agreement, dated as of June 1, 2001 among Residential Asset Securities Corporation, as company, Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET SECURITIES CORPORATION



                                      By:    /s/Julie Steinhagen
                                      Name:  Julile Steinhagen
                                      Title: Vice President



               Dated:  July 10, 2001